Supplement dated February 12, 2024
to the following statutory prospectus(es):
BAE Future Corporate FPVUL prospectus dated May 1, 2023

This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1.
Effective April 29, 2024, the following Investment Portfolio is no longer available to receive transfers or new purchase payments.
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Ivy Variable Insurance Portfolios – Delaware VIP Real Estate Securities: Class II
2.
The Board of Trustees (the "Board"), of Ivy Variable Insurance Portfolios, the Board approved the liquidation (the "Liquidation") pursuant to which the Ivy Variable Insurance Portfolios – Delaware VIP Real Estate Securities: Class II (the "Portfolio") will be liquidated. The liquidation is expected to occur on or about April 30, 2024 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the contract:
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From the date of this supplement until the Liquidation Date, investors with allocations in the Portfolio may transfer allocations to any other available investment option. During this period, any transfers from the Portfolio will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
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On the Liquidation Date, any remaining assets of the Portfolio will be transferred to the Fidelity Variable Insurance Products Fund – VIP Government Money Market Portfolio: Initial Class.
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After the Liquidation Date, any and all references to the Portfolio are deleted.
PROS-0822